Exhibit 99.1

FOR IMMEDIATE RELEASE
Jones Apparel Group, Inc.

Contacts:	Wesley R. Card, Chief Operating and Financial Officer Anita Britt, Executive Vice President Finance (215) 785-4000

JONES APPAREL GROUP, INC.
REPORTS REVENUES AND EARNINGS FOR THE FIRST QUARTER 2003

NEW YORK, NEW YORK -- April 29, 2003 -- Jones Apparel Group, Inc. (NYSE:JNY) today reported results for the first quarter of 2003. Revenues increased 9.5% to $1,234 million for the first quarter ended April 5, 2003, from $1,127 million for the first quarter of 2002. Earnings per share under Generally Accepted Accounting Principles ("GAAP") increased to $.90 for the first quarter of 2003 as compared to $.53 for the first quarter of 2002. On an operating basis, adjusted to exclude certain charges, earnings per share for the first quarter of 2002 were $.77. The Company believes these adjusted results provide a more meaningful comparison of its ongoing operational results. For a full analysis of the adjustments, refer to Note 1 below along with the reconciliation of adjusted results to GAAP results.

Peter Boneparth, Chief Executive Officer, stated, "Our first quarter results were very satisfying in a period that witnessed a generally soft economic climate, major geopolitical concerns and military conflict. This was evidenced in our retail stores, which were impacted by lackluster consumer traffic resulting in a 10% decline in comparable store sales. The weaker than planned retail performance was offset by the acquisitions of Gloria Vanderbilt and l.e.i., which provided healthy sales and strong operating margins. In general, our wholesale businesses performed at or close to plan despite the difficult retail environment. The combination of these factors allowed us to exceed our expectations for the quarter."

Wesley Card, Chief Operating and Financial Officer, commented, "Our operating margin for the quarter rose to 16.9% compared to an adjusted operating margin of 16.2% for the first quarter of 2002. We continue to focus on key financial and operational components of our business -- inventory management and expense control -- to maintain and to further enhance our margins. Inventory levels were $532 million, or $456 million excluding acquisitions, compared to $479 million in 2002, representing a 5% reduction. The Company ended the quarter with $1 billion of debt, principally long-term, resulting in a debt to book capitalization ratio, net of cash, of 27.5%. During the quarter, we repurchased 1 million shares of Company common stock in the open market at an aggregate cost of $28 million."

Mr. Boneparth added, "The economic outlook for the balance of 2003 remains uncertain, with most economists not predicting a significant upturn until early 2004. We therefore continue to maintain our prudent posture of focusing on managing cash flow and our balance sheet. We now expect that earnings per share for the full year will fall in a range of $2.90 to $3.10. Should consumer traffic and spending on apparel and footwear improve for the remainder of the year, we believe that we would achieve the upper end of this range. However, should the trends noted in the first four months continue, we would expect earnings per share to be closer to the lower end of the range."

Mr. Boneparth concluded, "Despite the near-term challenges created by the soft economic landscape, we continue to believe that our corporate strategy emphasizing diversification in distribution channels, product offerings and targeting consumers, uniquely positions us to deliver consistently strong results. Our initiatives for 2003 and beyond are to significantly reduce our production cycles where possible and to deliver fashion right product to the customer. We also continue to offer new product initiatives and brand extensions to fill market voids. Our product launch in ESPRIT footwear for Spring is showing good initial consumer response. Additional 2003 product launches include Bandolino apparel, Gloria Vanderbilt sportswear, ESPRIT handbags, and Gloria Vanderbilt footwear and handbags. As our industry becomes increasingly more competitive, we at Jones Apparel Group continue to focus on inventory management, cost control and our connection with our consumer."

- continued -

Note 1: In the first quarter of 2002, adjusted results exclude pre-tax charges of (i) $31.2 million, or $.14 per share, for executive compensation obligations under employment agreements with certain former officers, and; (ii) $22.2 million, or $.10 per share, resulting from a cumulative effect of change in accounting principle for the adoption of SFAS No. 142.

Reconciliation of Adjusted Results to GAAP Results	First Quarter	First Quarter
	2003	2002

Reconciliation of net income (net of tax)
Adjusted net income	$121.8	$103.9
Executive compensation obligations	-	(19.4)
Cumulative effect of change in accounting principle	-	(13.8)
Net income	$121.8	$70.7

Reconciliation of earnings per share – diluted
Adjusted net income	$0.90	$0.77
Executive compensation obligations	-	(0.14)
Cumulative effect of change in accounting principle	-	(0.10)
Net income	$0.90	$0.53

The Company will host a conference call with management to discuss these results and its outlook for 2003 at 8:30 a.m. EST today, which is accessible by dialing 412-858-4600 or through a web cast at www.jny.com.

Jones Apparel Group, Inc. (www.jny.com), a Fortune 500 Company, is a leading designer and marketer of branded apparel, footwear and accessories. The Company's nationally recognized brands include: Jones New York; Lauren by Ralph Lauren, Ralph by Ralph Lauren, and Polo Jeans Company, which are licensed from Polo Ralph Lauren Corporation; Evan-Picone, Rena Rowan, Norton McNaughton, Gloria Vanderbilt, Erika, l.e.i., Energie, Currants, Jamie Scott, Todd Oldham, Nine West, Easy Spirit, Enzo Angiolini, Bandolino, Napier and Judith Jack. The Company also markets costume jewelry under the Tommy Hilfiger brand licensed from Tommy Hilfiger Corporation and the Givenchy brand licensed from Givenchy Corporation, and footwear and accessories under the ESPRIT brand licensed from Esprit Europe, B.V. Celebrating more than 30 years of service, the Company has built a reputation for excellence in product quality and value, and in operational execution.

Certain statements herein are "forward-looking statements'' made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements represent the Company's expectations or beliefs concerning future events that involve risks and uncertainties, including the strength of the economy and the overall level of consumer spending, the performance of the Company's products within the prevailing retail environment, and other factors which are set forth in the Company's 2002 Form 10-K and in all filings with the SEC made by the Company subsequent to the filing of the Form 10-K. The Company does not undertake to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

# # #

JONES APPAREL GROUP, INC.
CONSOLIDATED OPERATING RESULTS
(UNAUDITED)

All amounts in millions except per share data

                                                             FIRST QUARTER
                                                  -----------------------------------
                                                        2003               2002
                                                  ----------------   ----------------
Net sales                                         $1,226.7   99.4%   $1,120.3   99.4%
Licensing income (net)                                 7.5    0.6%        6.6    0.6%
                                                  --------  ------   --------  ------
Total revenues                                     1,234.2  100.0%    1,126.9  100.0%
Cost of goods sold                                   752.8   61.0%      678.5   60.2%
                                                  --------  ------   --------  ------
Gross profit                                         481.4   39.0%      448.4   39.8%
SG&A expenses                                        272.4   22.1%      265.5   23.6%
Executive compensation obligations                       -      -        31.2    2.8%
                                                  --------  ------   --------  ------
Income from operations                               209.0   16.9%      151.7   13.5%
Net interest expense and financing costs              14.1    1.1%       16.0    1.4%
Equity in earnings of unconsolidated affiliates        0.6    0.0%          -      -
                                                  --------  ------   --------  ------
Income before taxes                                  195.5   15.8%      135.7   12.0%
Provision for income taxes                            73.7    6.0%       51.2    4.5%
                                                  --------  ------   --------  ------
Income before cumulative effect of change in
  accounting principle                               121.8    9.9%       84.5    7.5%
Cumulative effect of change in accounting
  for intangible assets, net of tax                      -      -        13.8    1.2%
                                                  --------  ------   --------  ------
Net income                                        $  121.8    9.9%   $   70.7    6.3%
                                                  ========  ======   ========  ======

Shares outstanding - diluted                         137.4              137.3
Earnings per share - diluted
  Income before cumulative effect of change in
    accounting principle                             $0.90              $0.63
  Cumulative effect of change in accounting
    for intangible assets, net of tax                    -               0.10
                                                  --------           --------
  Net income                                         $0.90              $0.53
                                                  ========           ========

Percentages may not add due to rounding.

JONES APPAREL GROUP, INC.
SEGMENT INFORMATION

all amounts in millions

                                        Wholesale  Wholesale    Wholesale
                                           Better   Moderate   Footwear &                 Other &
                                          Apparel    Apparel  Accessories    Retail  Eliminations  Consolidated
                                        -----------------------------------------------------------------------

For the fiscal quarter ended April 5, 2003
  Revenues from external customers         $445.1     $412.3       $229.0    $140.3          $7.5      $1,234.2
  Intersegment revenues                      26.5        1.4         16.1         -         (44.0)            -
                                        -----------------------------------------------------------------------
    Total revenues                          471.6      413.7        245.1     140.3         (36.5)      1,234.2
                                        -----------------------------------------------------------------------

  Segment income (loss)                    $101.5      $73.7        $47.0     $(4.8)        $(8.4)        209.0
                                        =========================================================
                                             21.5%      17.8%        19.2%     (3.4%)                      16.9%

  Net interest expense                                                                                    (14.1)
  Equity in earnings of unconsolidated affiliates                                                           0.6
                                                                                                        -------
    Income before provision for income taxes                                                             $195.5
                                                                                                        =======

For the fiscal quarter ended April 6, 2002
  Revenues from external customers         $474.0     $256.5       $233.9    $155.9          $6.6      $1,126.9
  Intersegment revenues                      29.8        1.4         22.5         -         (53.7)            -
                                        -----------------------------------------------------------------------
    Total revenues                          503.8      257.9        256.4     155.9         (47.1)      1,126.9
                                        -----------------------------------------------------------------------

  Segment income (loss)                    $108.1      $46.9        $31.0      $6.6        $(40.9)        151.7
                                        =========================================================
                                             21.5%      18.2%        12.1%      4.2%                       13.5%

  Net interest expense                                                                                    (16.0)
                                                                                                        -------
    Income before provision for income taxes                                                             $135.7
                                                                                                        =======

JONES APPAREL GROUP, INC.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)

all amounts in millions

                                                 April 5, 2003        April 6, 2002
                                                 -------------        -------------
ASSETS
CURRENT:
  Cash and cash equivalents                              $95.1               $143.3
  Accounts receivable, net of allowances
    of $54.1 and $47.4 for doubtful
    accounts, discounts, returns and
    co-op advertising                                    722.8                585.1
  Inventories                                            531.9                478.9
  Deferred taxes                                          73.9                 64.3
  Other current assets                                    42.7                 45.6
                                                    ----------           ----------
    TOTAL CURRENT ASSETS                               1,466.4              1,317.2

Property, plant and equipment, at cost,
  less accumulated depreciation and
  amortization                                           256.6                246.6
Goodwill, less accumulated amortization                1,541.3              1,369.8
Other intangibles, less accumulated amortization         674.1                509.8
Other assets                                              61.7                 79.7
                                                    ----------           ----------
                                                      $4,000.1             $3,523.1
                                                    ==========           ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT:
  Current portion of long-term debt and
    capital lease obligations                             $7.2                 $8.3
  Accounts payable                                       208.2                181.3
  Income taxes payable                                    81.5                 67.8
  Accrued expenses and other current liabilities         148.2                171.8
                                                    ----------           ----------
    TOTAL CURRENT LIABILITIES                            445.1                429.2
                                                    ----------           ----------

NONCURRENT LIABILITIES:
  Long-term debt and obligation under capital leases     998.4                980.7
  Deferred taxes                                         100.0                 66.5
  Other                                                   53.1                 33.0
                                                    ----------           ----------
    TOTAL NONCURRENT LIABILITIES                       1,151.5              1,080.2
                                                    ----------           ----------
    TOTAL LIABILITIES                                  1,596.6              1,509.4
                                                    ----------           ----------

STOCKHOLDERS' EQUITY                                   2,403.5              2,013.7
                                                    ----------           ----------
                                                      $4,000.1             $3,523.1
                                                    ==========           ==========

JONES APPAREL GROUP, INC.
ADJUSTED CONSOLIDATED OPERATING RESULTS
(UNAUDITED)

All amounts in millions except per share data

                                                             FIRST QUARTER
                                                  -----------------------------------
                                                        2003               2002
                                                  ----------------   ----------------
Net sales                                         $1,226.7   99.4%   $1,120.3   99.4%
Licensing income (net)                                 7.5    0.6%        6.6    0.6%
                                                  --------  ------   --------  ------
Total revenues                                     1,234.2  100.0%    1,126.9  100.0%
Cost of goods sold                                   752.8   61.0%      678.5   60.2%
                                                  --------  ------   --------  ------
Gross profit                                         481.4   39.0%      448.4   39.8%
Adjusted SG&A expenses                               272.4   22.1%      265.5   23.6%
                                                  --------  ------   --------  ------
Adjusted income from operations                      209.0   16.9%      182.9   16.2%
Net interest expense and financing costs              14.1    1.1%       16.0    1.4%
Equity in earnings of unconsolidated affiliates        0.6    0.0%          -      -
                                                  --------  ------   --------  ------
Adjusted income before taxes                         195.5   15.8%      166.9   14.8%
Adjusted provision for income taxes                   73.7    6.0%       63.0    5.6%
                                                  --------  ------   --------  ------
Adjusted net income                               $  121.8    9.9%   $  103.9    9.2%
                                                  ========  ======   ========  ======

Shares outstanding - diluted                         137.4              137.3

Adjusted earnings per share - diluted                $0.90              $0.77

Reconciliation of net income
  Adjusted net income                               $121.8             $103.9
  Executive compensation obligations                     -              (19.4)
  Cumulative effect of change in
    accounting principle                                 -              (13.8)
                                                  --------           --------
  Net income                                        $121.8              $70.7
                                                  ========           ========

Reconciliation of earnings per share - diluted
  Adjusted earnings per share - diluted              $0.90              $0.77
  Executive compensation obligations                     -              (0.14)
  Cumulative effect of change in
    accounting principle                                 -              (0.10)
                                                  --------           --------
  Earnings per share - diluted                       $0.90              $0.53
                                                  ========           ========

Percentages may not add due to rounding.

Adjusted information excludes the executive compensation obligations and cumulative effect of change in accounting principle in 2002.

JONES APPAREL GROUP, INC.
ADJUSTED SEGMENT INFORMATION
(UNAUDITED)

all amounts in millions

                                        Wholesale  Wholesale    Wholesale
                                           Better   Moderate   Footwear &                 Other &
                                          Apparel    Apparel  Accessories    Retail  Eliminations  Consolidated
                                        -----------------------------------------------------------------------

For the fiscal quarter ended April 5, 2003
  Revenues from external customers         $445.1     $412.3       $229.0    $140.3          $7.5      $1,234.2
  Intersegment revenues                      26.5        1.4         16.1         -         (44.0)            -
                                        -----------------------------------------------------------------------
    Total revenues                          471.6      413.7        245.1     140.3         (36.5)      1,234.2
                                        -----------------------------------------------------------------------

  Segment income (loss)                    $101.5      $73.7        $47.0     $(4.8)        $(8.4)        209.0
                                        =========================================================
                                             21.5%      17.8%        19.2%     (3.4%)                      16.9%

  Net interest expense                                                                                    (14.1)
  Equity in earnings of unconsolidated affiliates                                                           0.6
                                                                                                        -------
    Income before provision for income taxes                                                             $195.5
                                                                                                        =======

For the fiscal quarter ended April 6, 2002
  Revenues from external customers         $474.0     $256.5       $233.9    $155.9          $6.6      $1,126.9
  Intersegment revenues                      29.8        1.4         22.5         -         (53.7)            -
                                        -----------------------------------------------------------------------
    Total revenues                          503.8      257.9        256.4     155.9         (47.1)      1,126.9
                                        -----------------------------------------------------------------------

  Adjusted segment income (loss)           $108.1      $46.9        $31.0      $6.6         $(9.7)        182.9
                                        =========================================================
                                             21.5%      18.2%        12.1%      4.2%                       16.2%

  Net interest expense                                                                                    (16.0)
                                                                                                        -------
    Adjusted income before provision for income taxes                                                    $166.9
                                                                                                        =======

Adjusted segment information excludes the executive compensation obligations and cumulative effect of change in accounting principle in 2002.